Exhibit 10.1

Supplemental Agreement No. 1

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of June, 2012 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to add nine (9) new firm Aircraft to the Purchase Agreement, hereinafter referred to as Block C Aircraft, with delivery dates as follows;

Delivery Month & Year for new firm Aircraft	Block
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-1

Supplemental Agreement 1 to

Purchase Agreement No. 3712

C. WHEREAS, Customer desires to exercise and reschedule ten (10) Option Aircraft, which shall be designated as Block B or Block C Aircraft as set forth below, with delivery dates as follows:

Prior Delivery Month & Year for Option Aircraft	Rescheduled Delivery Month & Year for exercised Option Aircraft	Block
[*]	[*]	Block C Aircraft
[*]	[*]	Block C Aircraft
[*]	[*]	Block C Aircraft
[*]	[*]	Block B Aircraft
[*]	[*]	Block C Aircraft
[*]	[*]	Block B Aircraft
[*]	[*]	Block B Aircraft
[*]	[*]	Block C Aircraft
[*]	[*]	Block C Aircraft
[*]	[*]	Block B Aircraft

D. WHEREAS, Customer desires to add fifteen (15) new Option Aircraft, hereinafter referred to as Block D Option Aircraft, to the Purchase Agreement with delivery dates as follows:

Delivery Month & Year for new Option Aircraft	Block
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft
[*]	Block D Option Aircraft

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-2

Supplemental Agreement 1 to

Purchase Agreement No. 3712

E. WHEREAS, Customer desires to reschedule eight (8) existing Option Aircraft with delivery dates as follows:

Prior Delivery Month & Year for Option Aircraft	Revised Delivery Month & Year for Option Aircraft
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

F. WHEREAS, Customer and Boeing desire to reschedule two (2) existing firm Aircraft with delivery dates as follows:

Prior Delivery Month & Year for firm Aircraft	Revised Delivery Month & Year for firm Aircraft
[*]	[*]
[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-3

Supplemental Agreement 1 to

Purchase Agreement No. 3712

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 1.

2.

Boeing and Customer acknowledge and agree that, upon execution of this Supplemental Agreement, (i) the nine (9) new firm Aircraft described in Recital Paragraph B are hereby added to the Purchase Agreement and will be considered by the parties as “Block C Aircraft”, (ii) six (6) of the Option Aircraft exercised as firm Aircraft described in Recital Paragraph C are hereby added to the Purchase Agreement and will be considered by the parties as “Block C Aircraft”, (iii) four (4) of the Option Aircraft exercised as [*] Aircraft described in Recital Paragraph C are hereby added to the Purchase Agreement and will be considered by the parties as “Block B Aircraft”, (iv) the fifteen (15) new Option Aircraft described in Recital Paragraph D are hereby added to the Purchase Agreement as “Block D Option Aircraft” and (v) the eight (8) Option Aircraft described in Recital Paragraph E are rescheduled as described herein. The Block B and Block C Aircraft will be deemed “Aircraft” for all purposes under the Purchase Agreement except as described herein. The Block D Option Aircraft will be deemed “Option Aircraft” for all purposes under the Purchase Agreement except as described herein.

3.

Remove and replace, in its entirety, Table 1-A with a revised Table 1-A attached hereto to reschedule the delivery date of the [*] Aircraft to [*] as described in Recital paragraph F. Notwithstanding the reschedule of the [*] Aircraft to [*], the parties acknowledge and agree, for the purposes of [*].

4.	Insert a new Table 1-A1 to include nine (9) of the Block C Aircraft added to the Purchase Agreement in this Supplemental Agreement and to incorporate pricing and current escalation factors.

5.

Remove and replace, in its entirety, Table 1-B with a revised Table 1-B attached hereto to reflect the exercise of six (6) Option Aircraft as Block C Aircraft and to reflect the exercise of four (4) Option Aircraft as Block B Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-4

Supplemental Agreement 1 to

Purchase Agreement No. 3712

6.	Insert a new Table 1-B1 which shall include Block D Option Aircraft, if and when such Aircraft are exercised by Customer.

7.

Remove and replace, in its entirety, the BFE-1 document with a revised BFE-1 document attached hereto to update on-dock dates applicable to the Aircraft and to include additional language applicable to the [*].

8.

Revise Letter Agreement FED-PA-03712-LA-1106151 entitled “Special Matters [*] – Option Aircraft and Certain Purchase Right Aircraft” to FED-PA-03712-LA-1106151R1 to update existing language concerning the calculation of the [*].

9.

Revise Letter Agreement FED-PA-03712-LA-1106154 entitled “Firm Aircraft Delivery Matters” to Letter Agreement FED-PA-03712-LA-1106154R1 to (i) update delivery matters applicable to Aircraft, (ii) address the delivery reschedule of [*] Aircraft and (iii) address the Customer’s concern about the [*].

10.

Revise Letter Agreement FED-PA-03712-LA-1106156 entitled “Option Aircraft” to FED-PA-03712-LA-1106156R1 to address certain matters applicable to Option Aircraft. Replace the existing Attachment with a new (i) Attachment 1 to remove the ten (10) Option Aircraft exercised hereunder referenced in Recital Paragraph C and to reflect rescheduled delivery dates for the eight (8) Option Aircraft referenced in Recital Paragraph E and (ii) Attachment 2 applicable to the fifteen (15) Block D Option Aircraft referenced in Recital Paragraph D.

11.

Revise Letter Agreement FED-PA-03712-LA-1106158 entitled “Right to Purchase Additional Aircraft” to FED-PA-03712-LA-1106158R1 concerning Purchase Right Aircraft to reflect the change in quantity of such Aircraft from a quantity of [*] to a quantity of [*]. Revise Table 1-C, to [*] the quantity of Purchase Right Aircraft from [*] to [*] as a result of incorporating the changes in this Supplemental Agreement.

12.	Revise Letter Agreement FED-PA-03712-LA-1106159 entitled “Special Matters Concerning [*]” to FED-PA-03712-LA-1106159R1 to incorporate certain changes concerning such [*].

13.	Revise Letter Agreement FED-PA-03712-LA-1106207 entitled “Special Matters for Firm Aircraft” to FED-PA-03712-LA-1106207R1 to reflect a change in certain language relating to [*].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-5

Supplemental Agreement 1 to

Purchase Agreement No. 3712

14.	Revise Letter Agreement FED-PA-03712-LA-1106208 entitled “Special Matters for Option Aircraft” to FED-PA-03712-LA-1106208R1 to reflect a change in certain language relating to [*].

15.

Revise Letter Agreement FED-PA-03712-LA-1106584 entitled “Aircraft Performance Guarantees” to FED-PA-03712-LA-1106584R1 to reflect a change in certain language as a result of including [*]. Customer and Boeing agree that exercised Block B and Block C Aircraft, as listed in Recital paragraph C and included in Table 1-B, are subject to the terms of the Aircraft Performance Guarantees Letter Agreement described herein.

16.

Add a new Letter Agreement FED-PA-03712-LA-1208292 entitled “Special Matters Concerning [*] - Block B and Block C Aircraft” to address special matters concerning [*] applicable to the Block B and Block C Aircraft.

17.	Add a new Letter Agreement FED-PA-03712-LA-1208296 entitled “Special Matters for Block D Option Aircraft” to address special matters applicable to Block D Option Aircraft, if and when exercised.

18.	Insert a new Letter Agreement FED-PA-03712-LA-1208949 entitled “Special Matters for Block C Aircraft in Table 1-A1” to address special matters applicable to such Block C Aircraft.

19.	Add a new Letter Agreement 6-1162-SCR-146 entitled “Special Provision - Block B Aircraft” to add a special provision applicable to Block B Aircraft.

20.

As a result of the changes incorporated in this Supplemental Agreement No. 1, Customer will submit payment to Boeing in the amount of (i) [*] of the advance payment base price applicable to the nine (9) firm Block C Aircraft referenced in Recital Paragraph B, (ii) [*] of the advance payment base price less the option deposit of [*] per each of the ten (10) exercised Option Aircraft referenced in Recital Paragraph C and (iii) [*] option deposit per each of the fifteen (15) Block D Option Aircraft added to the Purchase Agreement referenced in Recital Paragraph D. The total sum of the above amounts is [*]. The parties agree that the [*] will be applied toward the above amount owed by Customer upon execution of this Supplemental Agreement. The parties further agree that the [*]. The balance of [*] will be due to Boeing [*] after execution of this Supplemental Agreement.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

S1-6

Supplemental Agreement 1 to

Purchase Agreement No. 3712

21.	This Supplemental Agreement No. 1 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to June 29, 2012.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	Vice President Aircraft Acquisition

S1-7

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	1
1-A1	Block C Aircraft Information Table	1
1-B	Exercised Option Aircraft Information Table	1
1-B1	Exercised Block D Option Aircraft Table	1
1-C	Exercised Purchase Right Aircraft Information Table	1

EXHIBIT
A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	1
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712	June 29, 2012 SA - 1

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R1	LA-[*] Special Matters–Option Aircraft	1

LA-1106152	LA-[*] Special Matters–Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R1	LA-Firm Aircraft Delivery Matters	1

LA-1106155	LA-Open Configuration Matters

LA-1106156R1	LA-Option Aircraft	1

LA-1106157	AGTA Amended Articles

LA-1106158R1	LA-Purchase Right Aircraft	1

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177	[*]

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R1	LA-Special Matters Option Aircraft	1

LA-1106574	LA- Deviation from [*]

LA-1106584R1	LA- Performance Guarantees	1

LA-1106586	LA-Miscellaneous Matters

LA-1106614	LA-Special Matters Purchase Right Aircraft

LA-1106824	LA-Customer Support Matters

LA-1208292	LA-[*] Special Matters – Block B and C Aircraft	1

LA-1208296	LA-Special Matters Exercised Block D Option Aircraft	1

LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1

6-1162-SCR-146	LA Special Provisions concerning Block B Aircraft	1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712	June 29, 2012 SA - 1

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

FED-PA-03712	June 29, 2012 SA - 1

BOEING PROPRIETARY

Table 1-A To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Firm Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)		Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]	[*]	[*]	See Note 1	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
Total:	27

Note:

1. Notwithstanding the delivery date of [*] shown in this Table, the Aircraft is rescheduled to deliver in [*] upon execution of SA 1 to PA 3712. The parties acknowledge the [*] will be based on a [*].

The parties acknowledge the [*] will be based on [*].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 57361-IF.TXT	SA-1 Page 1

BOEING PROPRIETARY

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block C Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002-K dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	9

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 60265-IF.TXT	Page 3

BOEING PROPRIETARY

Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]
[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)		Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block B	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block B	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block B	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block C	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block B	[*]	[*]	[*]	[*]	[*]

10

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 57361-IF.TXT	Page 1

BOEING PROPRIETARY

Table 1-B1 To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Block D Option Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712	Page 1

BOEING PROPRIETARY

Table 1-C To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Purchase Right Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 57361-IF.TXT	Page 1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit BFE1 to Purchase Agreement Number 3712

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 767-300F AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[ * ]

Galley Inserts	[ * ]

Seats (passenger)	N/A

Overhead & Audio System	[ * ]

In-Seat Video System	N/A

Miscellaneous Emergency Equipment	[ * ]

Cargo Handling System	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

P.A. No. 03712	BFE1-1

BOEING PROPRIETARY

2. On-dock Dates.

On or before [*], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Preliminary BFE on-dock dates for planning purposes only:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

P.A. No. 03712	BFE1-1

BOEING PROPRIETARY

Preliminary BFE on-dock dates for planning purposes only:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

*       -On-dock dates for the following delivery positions are unavailable at this time as they are currently outside of our production schedule. As these aircraft are implemented into the production system, on-dock dates will become available though MBC (My Boeing Configuration).

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
sub total	42

The following four (4) [*] aircraft with [*]:
Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Row Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
sub total	4

Total Aircaft	46

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

P.A. No. 03712	BFE1-2

BOEING PROPRIETARY

[*]

3. Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

P.A. No. 03712	BFE1-3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

June 29, 2012

6-1162-SCR-146

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Provision – Block B Aircraft

Reference:	Purchase Agreement 3712 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

6-1162-SCR-146 Special Provision – Block B Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

Very Truly Yours,

THE BOEING COMPANY

/s/ STUART C. ROSS
Stuart C. Ross
Regional Director
BCA Contracts
Telephone:	206-766-2060
Email:	stuart.c.ross@boeing.com
Mail Code:	21-43

Agreed and Accepted

date:	29 June 2012

FEDERAL EXPRESS CORPORATION

Signature:	/s/ PHILLIP C. BLUM

Printed name:	Phillip C. Blum

Title:	Vice President Aircraft Acquisition

6-1162-SCR-146 Special Provision – Block B Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208296

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block D Option Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised Block D Option Aircraft only, which (i) are priced in [*] dollars and (ii) once exercised by the Customer will be added to Table 1-B1 of the Purchase Agreement (Exercised Block D Option Aircraft).

1. Credit Memoranda.

[*]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [*] are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Block D Option Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3. [*]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Block D Option Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208296 Special Matters – 767-300F Options Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1208296 Special Matters – 767 Freighter Option Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106208R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Option Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106208 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised option aircraft only, as identified in Table 1-B of the Purchase Agreement (Exercised Option Aircraft).

1. Credit Memoranda.

[*]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Option Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3. [*]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Option Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106208R1 Special Matters – 767-300F Options Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C . ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106208R1 Special Matters – 767-300F Options Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106207R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Firm Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106207 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to the Aircraft identified in Table 1-A of the Purchase Agreement only.

1. Credit Memoranda.

[*]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106207R1 Special Matters – 767-300F with GE Engines	June 29, 2012 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESSCORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106207R1 Special Matters – 767 Freighter with GE Engines	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208949

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block C Aircraft in Table 1-A1

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to Block C Aircraft, as identified in Table 1-A1 of the Purchase Agreement (Block C Aircraft).

1. Credit Memoranda.

[*]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block C Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3. [*]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Block C Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208949 Special Matters – 767-300F Block C Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1208949 Special Matters – 767-300F Block C Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106151R1

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F option aircraft (Option Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106151 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to exercised Option Aircraft, as identified in the Table 1-B and Table 1-B1 of the Purchase Agreement (Exercised Option Aircraft) and Purchase Right Aircraft that are exercised and scheduled for delivery to Customer during the delivery period from [*] through [*] (Applicable Purchase Right Aircraft).

1. [*]

2. [*]

3. Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4. Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Exercised Option Aircraft and Applicable Purchase Right Aircraft.

5. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Exercised Option Aircraft and Applicable Purchase Right Aircraft, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106151R1 [*]	June 29, 2012 Page 1

BOEING PROPRIETARY

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

Attachments A, B and C

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106151R1 [*]	June 29, 2012 Page 2

BOEING PROPRIETARY

Attachment A to Letter Agreement FED-PA-03712-LA-1106151R1

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106151R1 Attachment A	June 29, 2012

BOEING PROPRIETARY

Attachment B to Letter Agreement FED-PA-03712-LA-1106151R1

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106151R1 [*]	June 29, 2012 Page 2

BOEING PROPRIETARY

Attachment C to Letter Agreement FED-PA-03712-LA-1106151R1

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106151R1 Attachment C	June 29, 2012

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208292

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Block B and Block C Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to Block B and Block C Aircraft.

1. [*]

2. [*]

3. Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4. Block B and Block C Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Block B and Block C Aircraft set forth in Tables 1-A1 and 1-B of the Purchase Agreement as of the execution date of this Letter Agreement.

5. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to Block B and Block C Aircraft set forth in Tables 1-A1 and 1-B, as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208292 Special Matters – [*]	June 29, 2012 Page 1

BOEING PROPRIETARY

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

Attachments A, B and C

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208292 June 29, 2012 Special Matters – [*]	June 29, 2012 Page 2

BOEING PROPRIETARY

Attachment A to Letter Agreement FED-PA-03712-LA-1208292

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208292 Attachment A	June 29, 2012

BOEING PROPRIETARY

Attachment B to Letter Agreement FED-PA-03712-LA-1208292

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208292 Attachment B	June 29, 2012

BOEING PROPRIETARY

Attachment C to Letter Agreement FED-PA-03712-LA-1208292

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1208292 Attachment C	June 29, 2012

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106159R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Special Matters Concerning [*]

References:	1. Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft); and

2. 777F Purchase Agreement No. 3157 (777 PA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106159 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. [*]

2. Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106159R1 Special Matters Concerning [*]	June 29, 2012 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106159R1 Special Matters Concerning [*]	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106158 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) [*] additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2. Delivery.

The Purchase Right Aircraft delivery positions are [*].

3. Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4. Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R1 titled Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106158R1 Purchase Right Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5. Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6. Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7. Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8. [*]

9. General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106158R1 Purchase Right Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106158R1 Purchase Right Aircraft	June 29, 2012 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106156 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase twenty (20) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft) and fifteen (15) additional Model 767-3S2F aircraft as Block D option aircraft (Block D Option Aircraft). Except as set forth herein, and in the Purchase Agreement, the Block D Option Aircraft are considered Option Aircraft.

2. Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement. The number of Block D Option Aircraft and associated delivery months are listed in the Attachment 2 to this Letter Agreement.

3. Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4. Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106156R1 Option Aircraft	June 29, 2012 Page 1

BOEING PROPRIETARY

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R1 titled Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Option Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5. Payment.

5.1 Customer will pay an option deposit to Boeing in the amount of [*] per Block D Option Aircraft (Option Deposit) as set forth in Supplemental Agreement No. 1 to the Purchase Agreement. The parties acknowledge that Customer has previously paid Boeing an Option Deposit in the amount of [*] for each of the twenty (20) Option Aircraft in Attachment 1 to this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. [*]

5.2 At Supplemental Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6. Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the first day of the delivery month listed in the Attachment to this Letter Agreement (Option Exercise Date). In the first instance in which Customer will not exercise an Option Aircraft (Trigger Aircraft), Customer will notify Boeing on or prior to the Trigger Aircraft’s Option Exercise Date, which notice will include an election by Customer to [*].

6.2 [*]

6.3 [*]

6.4 [*]

6.5 [*]

6.6 [*]

6.7 The parties agree that Option Aircraft, once exercised, will be added to Table 1-B or Table 1-B1, as applicable, of the Purchase Agreement.

7. [*]

8. [*]

9. Supplemental Agreement.

Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106156R1 Option Aircraft	June 29, 2012 Page 2

BOEING PROPRIETARY

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

Attachments

FED-PA-03712-LA-1106156R1 Option Aircraft	June 29, 2012 Page 3

BOEING PROPRIETARY

Attachment 1 to

Letter Agreement No. FED-PA-03712-LA-1106156R1

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002-K dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	20

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 57361-IF.TXT	Page 1

BOEING PROPRIETARY

Attachment 2 to FED-PA-03712-LA-1106156R1

Aircraft Delivery, Description, Price and Advance Payments Block D Option Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002-K dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[ * ]		ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	[ * ]		GE CF6-80 & GE90 (99 rev.)
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):		[ * ]
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):		[ * ]

Buyer Furnished Equipment (BFE) Estimate:		[ * ]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[ * ]	Base Year Index (CPI):		[ * ]

Deposit per Aircraft:		[ * ]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Aircraft Block	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	Block D	[*]	[*]	[*]	[*]	[*]
15

NOTE: The above Block D Option Aircraft, if and when exercised by Customer, are subject to the terms of letter agreement FED-PA-03712-LA-1208296.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712 60426-IF.TXT

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106154R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Firm Aircraft Delivery Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106154 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The information provided in this Letter Agreement will be applicable to the firm Aircraft identified in Tables of the Purchase Agreement only (Firm Aircraft).

1. [*] Aircraft Deliveries.

1.1 Boeing and Customer agree to (i) reschedule the delivery date of the [*] Aircraft to [*] and (ii) reschedule the delivery date of the [*] Aircraft to [*]. Under (i) above, the parties agree that the [*] will be based on delivery in [*], as reflected in Table 1-A, and the [*] will be adjusted to reflect the [*].

1.2 Customer has expressed its concern about the timing of [*], based on the reschedule described in article 1.1 above, since the Aircraft is a new model being entered into Customer’s aircraft fleet. Accordingly, Boeing agrees to [*].

2. Firm Aircraft Scheduled to Deliver by [*]. Notwithstanding firm Aircraft delivery dates as provided in the Tables that reflect deliveries [*] or earlier, Boeing reserves the right to [*].

3. Firm Aircraft Scheduled to Deliver after [*]. Notwithstanding firm Aircraft delivery dates as provided in the Tables that reflect deliveries after [*], Boeing reserves the right to [*].

4. Customer Delivery Constraints. Notwithstanding Articles 2 and 3 of this Letter Agreement, Boeing will not [*].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106154R1 Firm Aircraft Delivery Matters	June 29, 2012 Page 1

BOEING PROPRIETARY

5. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106154R1 Firm Aircraft Delivery Matters	June 29, 2012 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106584R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F firm aircraft listed on Table 1-A or as otherwise agreed by Boeing and Customer in writing (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106584 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreements No. FED-PA-03712-LA-1106153 entitled “Liquidated Damages – Non-Excusable Delay” and FED-PA-03712-LA-1106574 entitled “Agreement for Deviation from [*].”

Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

FED-PA-03712-LA-1106584R1 Aircraft Performance Guarantees	June 29, 2012 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 29, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106584R1 Aircraft Performance Guarantees	June 29, 2012 Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584R1

CF6-80C2B6F Engines

MODEL 767-300 FREIGHTER PERFORMANCE GUARANTEES

FOR FEDERAL EXPRESS CORPORATION

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER’S EMPTY WEIGHT
4	SOUND LEVELS
5	AIRCRAFT CONFIGURATION
6	GUARANTEE CONDITIONS
7	GUARANTEE COMPLIANCE
8	EXCLUSIVE GUARANTEES

P.A. No. 3712

AERO-B-BBA4-M11-1089B	BOEING PROPRIETARY	SS12-0336

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584R1

CF6-80C2B6F Engines

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

P.A. No. 3712

AERO-B-BBA4-M11-1089B	BOEING PROPRIETARY	SS12-0336